Supplement to the
Fidelity® Utilities Fund
March 31, 2008
Prospectus

Effective on January 16, 2009, Fidelity Utilities Fund will be renamed Fidelity Telecom and Utilities Fund.

The following information replaces the second bullet under the heading "Principal Investment Strategies" in the "Investment Summary" section on page 3.

  Normally investing at least 80% of assets in securities of telecommunications services companies and utility companies.

The following information replaces the second paragraph under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

FMR normally invests at least 80% of the fund's assets in securities of telecommunications services companies and utility companies. Telecommunications services companies and utility companies may include companies that provide electricity, gas, water, cable television, radio, telecommunications services, or sanitary services to the public. Although telecommunications services companies and utilities companies have traditionally paid above-average dividends, FMR tends to emphasize those companies that have strong growth potential rather than high current dividends.

The following information replaces the similar information found under the heading "Shareholder Notice" in the "Investment Details" section on page 8.

Telecom and Utilities Fund normally invests at least 80% of its assets in securities of telecommunications services companies and utility companies.

UIF-08-01 November 9, 2008
1.733971.113